UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14C

Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☒	Definitive information statement

Company Name: HOUSERAISING, INC.

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)
Title of each class of securities to which transaction applies: Common Stock, $.001 par value (“Common Stock”) and Class A Voting Convertible Preferred Stock, $.001 par value (“Class A Convertible Preferred”), convertible into 10 shares of Common Stock.

(2)
Aggregate number of securities to which transaction applies: 45,429,638 shares of Common Stock and 1,000,000 shares of Class A Convertible Preferred, representing shares entitled to a total of 55,429,638 votes at the Annual Meeting of Shareholders.

(3)	Per unit price/underlying value pursuant to Exchange Act Rule 0-11: Not applicable.

(4)	Proposed maximum aggregate value of transaction: Not applicable

(5)	Total fee paid: Not applicable

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid: Not applicable
(2)	Form, schedule or registration statement no.: Schedule 14C
(3)	Filing party: HouseRaising, Inc.
(4)	Date filed: April 7, 2006

HOUSERAISING, INC.
4801 E. Independence Blvd., Suite 201
Charlotte, North Carolina 28212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 11, 2006

To the Stockholders of HouseRaising, Inc.:

Pursuant to the provisions of the North Carolina Business Corporation Act, the Undersigned, being the Secretary of HouseRaising, Inc., provides that:

Notice is hereby given that an Annual Meeting (the “Meeting”) of the stockholders of HouseRaising, Inc. (hereinafter referred to as “HRAI” or the “Company”), a North Carolina corporation, will be held at the Company headquarters Conference Room , 4801 East Independence Blvd., Charlotte, North Carolina 28212, on May 11, 2006, at 10:00 a.m., EST.

The purpose of the Meeting is to consider, discuss, vote and act upon the following:

(i)	Election of Board of Directors.

(ii)	Approval of 2006 Accounting Firm.

(iii)	Presentation of Audited Results. Such results will be presented but are not an item to be voted on.

(iv)	Other Matters. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

The record date for this annual meeting for all shareholders entitled to vote is March 3, 2006. Certain officers, directors, affiliates and five percent holders of the Company who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders. We are not asking you for a proxy in conjunction with the Meeting, but you are urged to attend the Meeting to vote your shares in person.

If there are any questions or further information is required with respect to the proposals, please contact Gregory J. Wessling at 4801 East Independence Blvd., Ste. 201, Charlotte, North Carolina 28212, Tel: (704) 532-2121.

By order of the Board of Directors

/s/ Christine M. Carriker
Christine M. Carriker, Secretary
DATED: April 7, 2006

TABLE OF CONTENTS

General Information	4

Voting	4

Election of Directors	4

Meetings and Committees	7

Security Ownership of Certain Owners	8

Executive Officers	9

Security Ownership of Management	10

Beneficial Ownership Reporting	11

Executive Compensation	11

Certain Relationships and Related Transactions	14

Audit Committee Report	14

Quorum for Meeting	16

Submission of Stockholder Proposals	17

Appendix A	18

HOUSERAISING, INC.
4801 E. Independence Blvd., Suite 201
Charlotte, North Carolina 28212

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is furnished on behalf of the Board of Directors of HouseRaising, Inc., a North Carolina corporation (the "Company") to provide notice of the Company's Annual Meeting of Stockholders to be held Thursday, May 11, 2006, Eastern Standard Time, at 10:00 a.m., at the headquarters of the Company, 4801 E. Independence Blvd., Conference Room, Charlotte, North Carolina 28212. This Information Statement is first being sent or given to stockholders of the Company on or about April 14, 2006.

VOTING

The common stock, $.001 par value (the "Common Stock"), of the Company is entitled to vote on all matters that are properly brought before the holders thereof for consideration. Only stockholders of record at the close of business on March 3, 2006, the record date, are entitled to vote at the Annual Meeting. As of the record date, there were 45,429,638 shares of Common Stock outstanding and approximately 117 holders of the Common Stock, excluding shares held in street name. Each share of the Company's Common Stock is entitled to one vote. In addition, as of the record date, there were 1,000,000 shares of Class A Convertible Preferred Stock outstanding, which are entitled to ten (10) votes per share on all matters that are properly brought before the holders thereof for consideration, and the Class A Convertible Preferred Stock votes together with the Common Stock as a single class on all matters proposed. Accordingly, as of the record date, there are a total of 46,429,638 combined voting shares entitled to cast 55,429,638 votes for all matters proposed at the Annual Meeting.

The shares of Common Stock and Class A Convertible Preferred Stock owned by members of the Board of Directors of the Company, which account for 30,285,646 shares of total combined voting power, or 54.6% of the total issued and outstanding votes, will be voted on all matters proposed at the Annual Meeting.

ELECTION OF DIRECTORS

A Board of Directors consisting of eight members will be elected at the Annual Meeting, each member to serve until the next Annual Meeting and until a successor shall be elected and shall qualify.

The affirmative vote of a majority of the total combined voting power represented by the shares of Common Stock and Class A Convertible Preferred Stock present in person or by proxy at the Annual Meeting is required to elect a director.

Brief statements setting forth the age (at March 3, 2006), the business experience, the year in which first elected a director, and other information concerning each nominee appear below. All such nominees are members of the present Board of Directors.

Gregory J. Wessling - Chairman of the Board& Chief Executive Officer of HouseRaising, Inc. (age 54) Mr. Wessling, a former Senior Executive and 33-Year Veteran of Lowe’s Companies, Inc. became HouseRaising’s Chairman and CEO in mid-June 2005. Mr. Wessling is highly regarded throughout the building and home improvement industries for the decisive management skills and expertise in strategic planning he demonstrated at Lowe's in corporate development and marketing on the national level. As he did for Lowe's, Mr. Wessling will lead HouseRaising, Inc. as the Company emerges from the strategic phase of its corporate development, into a nationwide force within the custom design/build and home improvement sectors of the industry. Mr. Wessling will manage and oversee the implementation of strategic national vendor relationships that will create added value for both homebuyers and homebuilders. Mr. Wessling was instrumental in transforming Lowe’s from a small regional lumber and building supply retailer into a nationwide chain of home products and improvement centers with 1,100 stores in 48 states. While at Lowe’s the company was listed on the NYSE and achieved the prestigious designation of Fortune 50 status. Mr. Wessling was elected to the board June 23, 2005.

Robert V. McLemore, Director, Founder & President of HouseRaising, Inc. (age 63) Mr. McLemore, HouseRaising’s Founder, has been President and served on the Board of HouseRaising’s predecessor company since its inception in 1999 and our Company since 2004. Mr. McLemore brings over 40 years of experience managing regional custom homebuilding operations to HouseRaising and its affiliated companies. For many years, Mr. McLemore served as director for two Charlotte banks, trustee for the area’s leading private school and was a national director for the American Morgan Horse Association. The experiences gained from four decades of selling, designing and building 2,000 custom homes are now being developed into a computerized management system that has become HouseRaising. Mr. McLemore is currently developing HouseRaising into a patented business methodology and national support operation capable of managing design/build and renovation projects in multiple regions around the country. In addition to system development, Mr. McLemore will monitor HouseRaising’s activities as it expands each region’s activities.

Grant Neerings, Director, President, HouseRaisingAcademy, LLC & Chief Technology Officer. (age 49) Mr. Neerings has a long and successful career in the training, knowledge management and information technology fields. He was one of the founders of Egghead University and designed the Performance-based Training methodology used in its formal training programs. He was CEO of LearnBytes, an E-Learning program developer and operator that has has been acquired by HouseRaising, Inc. Earlier, Mr. Neerings was the Vice President of Information Technology for Muzak where he oversaw the digitization of over 150,000 music CDs. He has earned a BA in Philosophy from the University of Utah and an MA from Brigham Young University. Mr. Neerings has served on the board since 2004.

Kristy Carriker, Director, Co-Founder, Chief Administrative Officer & Secretary/Treasurer, HouseRaising, Inc. (age 44) Ms. Carriker is a Co-Founder of HouseRaising and has served on the Board of HouseRaising’s predecessor company since its inception in 1999 and our Company since 2004. She is responsible for all of HouseRaising’s Builder Service and Support activities that include project cost budgeting, new home customer financing, accounting and administrative services. Prior to participating in the founding of HouseRaising, for 20 years Ms. Carriker was Vice President of Administration for a large custom homebuilding company in Charlotte.

Robert M. Burroughs, Director (age 69) Robert M. Burroughs served as a North Carolina Superior Court Judge for over two decades, retiring as a Senior Judge. Judge Burroughs was introduced to HouseRaising’s business methodologies in the seventies when he purchased a custom home from the company’s founder, Bob McLemore. Judge Burroughs has served on the Board of HouseRaising’s predecessor company since its inception in 1999 and our Company since 2004.

James S. O’Connor, Director (age 72) Mr. O’Connor is a private investor residing in Palm Springs, CA and joined HouseRaising’s predecessor Board at its inception in 1999 and our Company in 2004. He brings decades of corporate management experience to HouseRaising, and has organized independent firms that he subsequently sold to public companies over the years.

Daniel S. Fogel, Director (age 58) Dr. Fogel is currently the Dean of Charlotte Programs and Executive Professor of Strategy at the renowned Wake Forest University, Babcock Graduate School of Management. In previous positions he was Dean of the International Management Center, Budapest, Hungary; Dean for the Czech Management Center in Prague, Czech Republic, and Associate Dean at the University of Pittsburgh and Tulane University. He was Professor of Business Administration and Director of the Institute for Industrial Competitiveness at the Joseph M. Katz Graduate School of Business, University of Pittsburgh. Dr. Fogel has consulted for diverse organizations, such as PPG, General Electric, Motorola (Brazil), Lockheed Martin, Lucent (Brazil), TESS (Brazil), Carvajal S.A. (Colombia), McGraw Hill, (Hungary and USA), Samsung, AT&T (Corporate), Parker Hannifin, Unisys, Keviep (Hungary), Timkin, University of Pittsburgh Medical Center, Pfizer, Inc., Holiday Inn, Inc., Pennsylvania Blue Shield, Tuscarora and TENNECO International. Mr. Fogel was elected to the Board in March, 2005.

Elizabeth A. McLemore, Director (age 32) Elizabeth Ann McLemore graduated with honors in 1996 from Queens College in Charlotte, North Carolina. She received a Bachelor of Science degree in Psychology. Ms. McLemore co-founded HouseRaising, Inc. and is a shareholder in the company. Elizabeth joined HouseRaising in 1999 as a consultant and was instrumental in developing System C’s Core Triangle. The core triangle encompasses the psychological and emotional aspects of custom homebuilding as it relates to buyers and builders alike. She helped develop the principles behind System C’s internal auditing process to ensure that HouseRaising’s 3,400 task system meets all the emotional needs of customers and that each task exists “for all the right reasons.” Ms. McLemore was elected to the Board in March, 2006.

MEETINGS AND COMMITTEES OF THE BOARD

Our Company was created by the merger of HouseRaising, Inc., a Delaware corporation, with and into Technology Connections, Inc., a North Carolina corporation (the “Merger”), pursuant to an Agreement and Plan of Merger, dated February 19, 2004 (the “Agreement”), which Merger was consummated on August 31, 2004. Shortly thereafter, the name of Technology Connections, Inc. was changed to HouseRaising, Inc. In connection with the Agreement and the Merger, a Definitive Information Statement on Schedule 14C was prepared and filed with the Commission, as well as mailed to stockholders, on August 10, 2004, a copy of which is available for review on the Commission’s web site at www.sec.gov. The Definitive Information Statement on Schedule 14C contains important information about HouseRaising, Inc., a Delaware corporation, and Technology Connections, Inc., and the terms and conditions of the Merger.

During 2005, the Board of Directors of the Company held five meetings and took twenty-seven actions by unanimous written consent without a meeting pursuant to North Carolina law. The Company has two standing committees of the Board of Directors, the Audit Committee and Compensation Committee, which took corporate actions and which met during 2005 as described below. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors, and the committee of the Board on which they served during their tenure in 2005.

Audit Committee. The Company has an Audit Committee which was established in February of 2005 and has the authority and responsibility of overseeing the work of the independent public accountant for the Company and to meet with such accountant from time to time to determine the adequacy of the Company’s accounting systems and controls, as well as audit procedures. The Audit Committee has held four formal meetings since inception and adopted a Committee Charter governing its operations. (See Audit Committee Report later in this document)

Compensation Committee. The Compensation Committee has the authority and responsibility to administer the Company’s Non-Qualified Employee Stock Compensation Plan and to handle other director, officer, employee and independent contractor compensation matters. The members of the Compensation Committee took action on twenty-three separate occasions during 2004, most of which related to authorizing stock compensation to officers and independent contractors of the Company. The Company has a unique system of compensation, pursuant to which officers and independent contractors are awarded shares of Common Stock in lieu of cash wages, which enables the Company to conserve its cash for working capital purposes and reward officers and independent contractors with a continuing participation in the future of the Company. The officers and independent contractors can also sell their shares of Common Stock in the market, subject to compliance with the Securities Act of 1933, as amended, and with the consultation and advice of our securities counsel, and thereby recognize the proceeds of sale for their day-to-day needs. During 2005, this was the principle means of compensating officers and independent contractors. The Company has no employees other than its officers. The Company began paying part cash compensation for all officers and most independent contractors on January 1, 2006.

Other Functions. There is no standing nominating committee of the Board of Directors, nor is there any committee of the Board of Directors performing similar functions.

Director Compensation. Directors who are also officers of the Company do not receive directors' fees or other amounts in compensation for participation on the Board of Directors or a committee of the Board of Directors. All other directors are each paid travel expenses for each meeting of the Board of Directors attended.

SECURITY OWNERSHIP OF CERTAIN OWNERS

Set forth below is information with respect to each person, entity or group known to have been the beneficial owner of more than 5% of the
Company's total combined voting shares, consisting of Common Stock and Class A Convertible Preferred Stock, as of March 3, 2006.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)(2)		Percent of Total Combined Votes (4)

Robert V. McLemore	11,216,650		26.8%
c/o HouseRaising, Inc.	366,452	(2)
4801 E. Independence Blvd. Ste 201
Charlotte, NC 28212

Linda W. McLemore	6,197,306		15.3%
c/o HouseRaising, Inc.	227,100	(2)
4801 East Independence Blvd., Ste 201
Charlotte, NC 28212

Robert V. McLemore Revoc. Trust	6,704,040	(3)	16.5%
c/o HouseRaising, Inc	245,671	(2)(3)
4801 East Independence Blvd., Ste 201
Charlotte, NC 28212
____________________

(1)	Except as otherwise indicated, the beneficial owner of the shares exercises sole voting and investment powers.

(2)
Represents ownership of Class A Convertible Preferred Stock, of which 1,000,000 shares are currently outstanding. Each share of Class A Convertible Preferred Stock is convertible into ten (10) shares of common stock after five (5) years from the date of issuance, and currently votes on an “as converted” basis with the shares of common stock on all matters, including voting on the election of directors.

(3)
Robert V. McLemore is the beneficial owner of the shares of Common Stock and Class A convertible Preferred Stock held by the Robert V. McLemore Revoc. Trust by virtue of his sole voting and investment powers as Trustee.

(4)
Total combined voting shares represents 45,429,638 shares of Common Stock and 1,000,000 shares of Class A Convertible Preferred Stock, which is convertible after five (5) years from the date of issuance into ten (10) shares of Common Stock and which currently votes on an “as converted” basis together with the shares of Common Stock. Accordingly, the total combined voting shares have the right to cast 55,429,638 votes.

EXECUTIVE OFFICERS

The Bylaws of the Company provide for the election of executive officers annually at the meeting of the Board of Directors following the Annual Meeting of Stockholders. Executive officers serve until their successors are chosen and qualified or until their death, resignation or removal.

Brief statements setting forth the age (at March 3, 2006), the offices held and the business experience during the past five years of each executive officer appears below:

Gregory J. Wessling (age 54): Chairman of the Board & Chief Executive Officer. For the biography of Mr. Wessling, see “Election of Directors”.

Robert V. McLemore (age 63): Founder and President. For the biography of Mr. McLemore, see “Election of Directors”.

Kristy M. Carriker (age 44): Director, Co-Founder, Chief Administrative Officer, and Secretary/Treasurer. For the biography of Ms. Carriker, see “Election of Directors”.

Grant S. Neerings (age 49): Director, Vice President. For the biography of Mr. Neerings, see “Election of Directors”.

Richard A. von Gnechten, Chief Financial Officer of HouseRaising, Inc.(age 42) Mr. von Gnechten was formerly Financial Vice President and CFO for $2 billion Hawaiian Electric Company, Inc. (NYSE: HE), where he was responsible for all aspects of the Company’s financial management, including accounting, finance, treasury, risk management, information technology and other related matters. Under Mr. von Gnechten’s guidance and leadership, the Company maintained a superior credit rating, despite difficult circumstances prevalent in the energy market. During his tenure at Hawaiian Electric, the Company was recognized as a top public company for corporate governance and disclosure transparency. Mr. von Gnechten has 20 years experience as CEO, CFO or controller of growing companies and is recognized for his expertise in Sarbanes-Oxley compliance. As a proven leader in the public arena, Mr. von Gnechten is engaged through Ravon Corporation for financial and SEC matters for HouseRaising, Inc. and its subsidiaries. He has a BA in Economics from the University of Denver, an MBA from Dartmouth’s Tuck School of Business and is a Financial Management graduate from Stanford’s Graduate School of Business.

SECURITY OWNERSHIP OF MANAGEMENT

Set forth below is information with respect to shares of each class of voting equity security of the Company beneficially owned by directors of the Company, naming them, and by all directors and officers of the Company as a group, as of March 3, 2006. The address of each of the officers and directors is c/o HouseRaising, Inc., 4801 E. Independence Boulevard, Ste. 201, Charlotte, NC 28212.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)		Percentage of Total Combined Voting Shares (3)(4)(6)

Gregory J. Wessling	1,192,238	(1)	2.2%

Robert V. McLemore	11,216,650	(1)	43.4%
	6,704,040	(5)(1)
	366,452	(4)
	245,671	(4)(5)

Kristy M. Carriker	1,571,449	(1)	3.9%
	56,775	(1)

Elizabeth A. McLemore	1,549,327	(1)	3.8%
	56,775	(4)

Grant S. Neerings	602,500	(1)	1.1%

Richard A. von Gnechten	149,912	(1)	*

James O’Connor	35,300	(1)	*

Daniel S. Fogel	5,000	(1)	*

Robert M. Burroughs	2,500	(1)	*

Total All Officers & Directors	30,285,646		54.6%

_______________________
(1)	Represents ownership of shares of Common Stock, $.001 par value.

(2)	Except as otherwise indicated, the beneficial owner of the shares exercises sole voting and investment powers.

(3)
Percentages are calculated on the basis of the amount of outstanding securities plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to option, conversion privileges or other rights. An asterisk signifies less than 1%.

(4)
Represents ownership of Class A Convertible Preferred Stock, of which 1,000,000 shares are currently outstanding. Each share of the Class A Convertible Preferred Stock is convertible into ten (10) shares of common stock after five (5) years from the date of issuance, and currently votes on an “as converted” basis with the shares of common stock on all matters, including voting on the election of directors.

(5)
As indicated, Mr. McLemore is also the beneficial owner of the 6,704,040 shares of Common Stock and the 245,671 shares of Class A Convertible Preferred Stock held by the Robert V. McLemore Revoc. Trust by virtue of his sole voting and investment powers as Trustee.

(6)
Represents shares having a total combined voting power of 55,429,638, which is the sum of 45,429,638 shares of Common Stock and 1,000,000 shares of Class A Convertible Preferred Stock which are entitled to ten (10) votes per share.

BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of such forms furnished to the Company during or with respect to its fiscal year ended December 31, 2005 by the persons and entities filing same, the Company believes that during its fiscal year-ended December 31, 2005 all beneficial ownership reports required to be filed pursuant to Section 16(a) by directors and officers of the Company and by beneficial owners of more than 10% of the Company's outstanding Common Stock have been filed on a timely basis.

EXECUTIVE COMPENSATION

The compensation paid by the Company and its affiliates for each of the last three completed fiscal years to (i) the Chief Executive Officer ("CEO") and (ii) each of the four most highly compensated executive officers, other than the CEO, whose total annual salary and bonus exceeded $100,000, (the "Named Executive Officers") was as follows:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Shares Underlying Options (#)	All Other ($)

Gregory J. Wessling	2005	0		--	--	$272,003	(a)
CEO	2004	0		--	--	0
	2003	0		--	--	0

Robert V. McLemore	2005	0		--	--	$337,259	(b)
President	2004	0		--	--	$480,000	(b)
	2003	$15,000		--	--	0

Grant S. Neerings	2005	$52,924	(c)	--	--	$31,175	(c)
Chief Technology Off.	2004	0		--	--	$387,350	(c)
	2003	0		--	--	0

Christine M. Carriker	2005	$123,019	(d)	--	--	$14,450	(d)
Secretary/Treasurer	2004	0		--	--	$98,000	(d)
	2003	$7,500		--	--	0

Richard A. von Gnechten	2005	$158,588	(e)	--	--	$36,027	(e)
CFO	2004	0		--	--	0
	2003	0		--	--	0

Charles M. Skibo	2005	0		--	(g)	$200,000	(g)
Former CEO(f)	2004	0		--	--	$96,000	(g)
	2003	0		--	--	0

_____________________
(a) Represents five awards totaling 557,875 shares of Common Stock in 2005 pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award was used to determine the fair market value for the awards, or $272,003. While Mr. Wessling reports this value for purposes of Item 402 of Regulation S-B, he advises that it may not represent the value of the 557,875 shares in 2005 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares.

(b) Represents six awards totaling 695,650 shares of Common Stock in 2005 and one award of 1,000,000 shares of Common Stock in 2004 pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award was used to determine the fair market value for the awards in 2005 and 2004, or $337,259 and $480,000 respectively. While Mr. McLemore reports this value for purposes of Item 402 of Regulation S-B, he advises that it may not represent the value of the 696,650 shares in 2005 and 1,000,000 shares in 2004 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares.

(c) Represents one award totaling 2,500 shares of Common Stock in 2005 and four awards totaling 705,000 shares of Common Stock in 2004 (including shares provided for services by LearnBytes, LLC, a company controlled by Mr. Neerings) pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. Mr. Neerings also received 75,000 shares of restricted Common Stock in 2005. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award was used to determine the fair market value for the awards in 2005 and 2004, or $31,175 and $387,350 respectively. While Mr. Neerings reports this value for purposes of Item 402 of Regulation S-B, he advises that it may not represent the value of the 77,500 shares in 2005 and 705,000 shares in 2004 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares, the restricted nature of a portion of the shares and since the shares in 2004 were paid to LearnBytes, LLC. Beginning August 1, 2005, Mr. Neerings was paid cash compensation by the company totaling $52,924 in 2005. As reported on SEC Form 8-K on August 10, 2005, Mr Neerings was paid stock for the assets of LearnBytes, LLC which is not reflected in these numbers.

(d) Represents three awards totaling 58,122 shares of Common Stock in 2005 and three awards totaling 220,000 shares of Common Stock in 2004 pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award or the actual price received when sold, if known, was used to determine the fair market value for the awards in 2005 and 2004, or $14,450 and $98,000 respectively. While Ms. Carriker reports this value for purposes of Item 402 of Regulation S-B, she advises that it may not represent the value of the 58,122 shares in 2005 and 220,000 shares in 2004 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares. Beginning July 1, 2005, Ms. Carriker was paid cash compensation by the company totaling $123,019 in 2005.

(e) Represents three awards totaling 212,412 shares of Common Stock in 2005 (149,912 of these shares were prepaid and subject to forfeiture until earned) pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award or the actual price received when sold, if known, was used to determine the fair market value for the awards in 2005, or $36,027. While Mr. von Gnechten reports this value for purposes of Item 402 of Regulation S-B, he advises that it may not represent the value of the 212,412 shares in 2005 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares and given the forfeiture provision until earned. Beginning August 10, 2005, Mr. von Gnechten was compensated through Ravon Corporation for services rendered to the Company, which totaled $158,588 in 2005.

(f) Mr.Charles M. Skibo served as CEO of HouseRaising, Inc. from August 31, 2004 until his retirement on June 23, 2005 when Mr. Gregory J. Wessling assumed the position of CEO of the Company.

(g) Represents two awards totaling 400,000 shares of Common Stock in 2005 and one award totaling 200,000 shares of Common Stock in 2004 pursuant to the Company’s 2004 Non-Qualified Stock Compensation Plan, as amended. The closing price of the Common Stock on the Over-The-Counter Bulletin Board on the date of each award was used to determine the fair market value for the awards in 2005 and 2004, or $200,000 and $96,000 respectively. In addition, as part of his termination agreement with the Company as reported on SEC Form 8-K on July 1, 2005, Mr. Skibo was provided the opportunity to exercise options on HouseRaising Common Stock once each year and elected to purchase 259,067 shares of Common Stock for $2,590.67 in 2005. While Mr. Skibo reports this value for purposes of Item 402 of Regulation S-B, he advises that it may not represent the value of the 400,000 shares of Common Stock in 2005 and 100,000 shares in 2004 for federal income tax or other purposes because of the discount that would be attributed to such a large block of shares.

Mr. Wessling has a Management Agreement with the Company dated June 23, 2005 to serve as CEO as reported on SEC Form 8-K filed on July 1, 2005. Mr. McLemore has a Management Agreement, as amended, with the Company to serve as President as reported on SEC Form 10-QSB filed on November 15, 2005. Nr. Neerings has a Consulting Agreement with the Company to serve as Chief Technology Officer of the Company and President of HouseRaising Academy, LLC (a subsidiary of the Company) dated August 1, 2005 as reported on SEC Form 8-K filed on August 10, 2005. Ms. Carriker has a Management Agreement with the Company to serve as Senior Vice President and Chief Administrative Officer dated January 1, 2005 as reported on SEC Form 10-KSB filed on March 30, 2005. Mr. von Gnechten has a Management Agreement with the Company, through Ravon Corporation, to serve as Chief Financial Officer dated February 14, 2005, as amended, as reported on SEC Form 10-KSB on March 30, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no relationships of related party transactions to disclose for HouseRaising, Inc. and its affiliates. Mr. McLemore, Founder & Director, is the father of Christine M. Carriker, Director, and Elizabeth A. McLemore, Director.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Committee and HouseRaising’s Board of Directors. A copy of the Audit Committee Charter is attached to this information statement as Appendix A. The Board has determined that two of the three directors of the Audit Committee meet independence and other qualification requirements typically required of major exchanges and securities laws. Mr. Fogel and Mr. Burroughs have been determined by the Board of Directors to be the “audit committee financial experts” on the Audit Committee. In addition, the Audit Committee meetings are attended by HouseRaising’s legal counsel.

The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the Company's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for the independent audit of the consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with U. S. generally accepted accounting principles.

In connection with these responsibilities, the Audit Committee held four meetings since its inception in 2005. In these meetings with management and periodically the Company’s independent registered public accounting firm, Traci Anderson, CPA (“Anderson”), the Committee's review and discussion included the audited consolidated financial statements, audit plan, and quality/adequacy of internal controls. The Committee believes that management maintains effective systems of internal control that result in fairly presented consolidated financial statements. Discussions with Anderson included the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards §380), which incorporates information regarding the scope and results of the audit.

Independent Registered Public Accounting Firm's Independence

Anderson has served as the independent auditor for the Company for the fiscal year ended December 31, 2005. The Company has proposed that Anderson be selected to serve in such capacity for the fiscal year ending December 31, 2006, subject to formal approval at the Annual Meeting of Shareholders. Representatives of Anderson’s firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

Anderson provided the Committee with written disclosures and a letter regarding its independence from management as required by Independence Standards Board Standard No. I (Independence Discussions with Audit Committee). Based on its review of the disclosure statements and discussions with Anderson, the Audit Committee satisfied itself as to the independence of the external auditor.

Auditors' Fees

The following table sets forth the fees paid or payable to Anderson relating to the audit of the annual financial statements for the year ended December 31, 2004 and 2005 and all fees billed for other services rendered by Anderson during those periods. Anderson was engaged by the Company following the merger that became effective August 31, 2004.

Year Ended December 31	2004	2005
	Anderson	Anderson

Audit Fees (1)	$16,000	$16,000
Audit-Related Fees (2)	--	--
Tax Fees (3)	--	--
All Other Fees (4)	--	--
Total Accounting Fees and Services	$16,000	$16,000

(1)
Audit Fees. These are fees for professional services for our audit of the annual financial statements, and for the review of the financial statements included in our filings on Form 10-KSB, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.
(3)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
(4)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy For Audit and Non-Audit Services:

The Audit Committee approved and adopted pre-approval policies and procedures for non-audit services proposed to be performed by the Company's independent auditor. The policies and procedures were implemented in 2005. Requests for non-audit services are reviewed by senior management and, once approved, are forwarded to the Chair of the Audit Committee for pre-approval. The Audit Committee is asked to ratify the Chair's pre-approval at its next scheduled meeting. In addition, the Audit Committee, pursuant to the terms of its charter, approves all audit services to be performed by the independent auditor. All pre-approvals shall be contingent on a finding by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission. All of the services rendered to the Company by Anderson were pre-approved by our Board of Directors.

Based on its review and discussion of the audited financial statements for the fiscal year ended December 31, 2005 with Anderson and management and its review of the representations of Anderson and management as to the independence of the auditor and such other matters as are set forth above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statement be included in Company’s 2005 Annual Report on Form 10-KSB for filing with the Commission.

SUBMITTED BY THE
AUDIT COMMITTEE
OF THE HOUSERAISING BOARD OF DIRECTORS
Daniel S. Fogel, Chair
Robert M. Burroughs
Grant S. Neerings

QUORUM FOR MEETING

The Bylaws of the Company require, for a quorum, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of capital stock of the Company entitled to vote.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the Company's 2005 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by no later than end of business on May 1, 2006.

By Order of the Board of Directors

/s/ Christine M. Carriker
Christine M. Carriker
Secretary

April 7, 2006

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
HOUSERAISING, INC.
November 10, 2005

Purpose
There shall be a committee of the board of directors (the "Board") of HouseRaising, Inc. ("HRI" or the "Company") to be known as the audit committee (the "Committee"). The Committee shall assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

Monitor the quality and integrity of the Company's financial statements, financial reporting process and systems of internal controls regarding risk management, finance, accounting, and legal and regulatory compliance.
Monitor the independence and qualifications of the Company's registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company's Annual Report on Form 10-K or 10-KSB, as applicable (referred to herein as the "independent auditors"); further, monitor the performance of the independent auditors and any internal auditing work.
Provide an avenue of communication among the independent auditors, management, internal auditing (as developed and assigned) and the Board.
Issue the report pursuant to Item 306 of Regulation S-K of the Securities and Exchange Commission (“SEC”) that is required to be included in the Company's annual proxy statement.
In the absence of a board committee separately designated, monitor the corporate governance of the Company.

Membership
The Committee shall be composed of a majority of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, might interfere with their exercise of independent judgment as a committee member. The Committee will consist of a minimum of three members who shall be appointed annually by the Board. New members will be proposed by the Chairman for approval and appointment by the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

A chairperson of the Committee shall be appointed by the Board. The Committee shall meet no less than four times a year. The chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. All matters voted on by the Committee shall be approved by simple majority of the members of the Committee.

Each member of the Committee shall be qualified to serve thereon under the requirements of the SEC and any exchange on which the HRI stock should trade, and any additional requirements that the Board deems appropriate.

In this regard, each member of the Committee must be financially literate; as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must be designated by the Board to be the "Audit Committee Financial Expert," as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

Responsibilities

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to risk management, corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing it is the responsibility of the Committee to maintain free and open means of communication among the independent auditors, internal auditors (as developed and assigned), management of the Company and the Board.

In carrying out these responsibilities, the Committee will:

1. Have sole authority (subject to shareholder ratification, if applicable) to retain and terminate the independent auditors who will audit the books of the Company and its subsidiaries (with the input, as the Committee so desires, of Company management and, as appropriate, management and boards of directors of the Company’s subsidiaries). The independent auditors are ultimately accountable to the Committee.

2. Have sole authority to approve the independent auditors' fee arrangements and other terms of service, and to approve all non-audit engagements of the independent auditors permitted by the Act, including the fees therefore and the terms of service (in each case, with the input, as the Committee so desires, of Company management and, as appropriate, management and boards of directors of the Company's subsidiaries). Approvals of all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit services will be made in advance of the provision of such services. The Committee may delegate the preapproval of audit and permitted non-audit services to one or more of its members, provided that such members shall report any such approvals to the full committee.

3. At least annually, obtain and review a report by the independent auditors describing:
(a) The independent auditors' internal quality-control procedures;
(b) Any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues; and
(c) All relationships between the independent auditors and the Company (in order to assess the independence of the independent auditors).

4. Evaluate the qualifications, independence and performance of the Company's independent auditors, including the lead partner and reviewing partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant. The Committee will present its conclusions with respect to the independent auditor to the full Board.

(a) In making its evaluation, the Committee will take into account the opinions of management and the Company's internal auditors.

(b) The Committee shall engage in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules.

(c) The Committee shall further monitor compliance by the Company's independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder.

(d) The Committee shall also monitor compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder.

5. Meet with the independent auditors, internal auditors (as developed and assigned) and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, monitor such plan's progress and results during the year, and, at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

6. Review with the independent auditors, internal auditors (as developed and assigned) and Company management the adequacy and effectiveness of the risk, financial, accounting and internal controls of the Company as well as of the disclosure controls and procedures of the Company, and elicit any recommendations that they may have for the improvement of such internal and disclosure control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper and the adequacy of disclosure controls to identify on a timely basis material information that should be disclosed to current and prospective investors. Further, the Committee will periodically review the Company's Corporate Code of Conduct. The Committee will also periodically discuss the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

7. Review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the following:

(a) The Company's administrative, operational and auditing internal controls and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and code of conduct.

(b) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information.

(c) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

8. Review the certifications of the Chief Executive Officer and Chief Financial Officer required by Sections 302 and 906 of the Act. In addition, the Committee will review:

(a) The adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company's internal audit function (as developed and assigned), through inquiry and discussions with the Company's independent auditors and management of the Company; and

(b) As required by applicable law, the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report.

9. Review summaries of findings from completed internal audits (as assigned) and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

10. Discuss with management, the Company's independent auditors, and, if appropriate, the Company's internal auditors (as developed and assigned), the following information which is required to be reported by the independent auditor:

(a) All critical accounting policies and practices to be used by the Company, and all material accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee, prior to any interim or year-end filings with the SEC or other regulatory body.

(b) Major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

(c) Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative Generally Accepted Accounting Principles (“GAAP”) methods on the financial statements and all alternative treatments within GAAP of financial information that have been discussed by the independent auditors and management, and the treatment preferred by auditors.

(d) The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(e) All other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

11. Receive and discuss periodic reports from the independent auditors and management on significant accounting or financial reporting developments that may have a bearing on the Company in order to assess the impact on the Company.

12. Discuss the disclosures and quarterly financial statements contained in the quarterly reports of HRI on SEC Form 10-QSB or 10-Q (as appropriate), including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," with management and with the independent auditors to determine that the independent auditors concur with the disclosure and content of the financial statements presented to the shareholders. Any material changes in accounting principles or accounting for new significant items will be reviewed.

13. Prior to the release of the annual report to shareholders and the reports of HRI on SEC Form 10-KSB or 10-K (as appropriate), discuss disclosures and the financial statements to be contained therein, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," with management and with the independent auditors to determine that the independent auditors concur with the disclosure and content of the financial statements to be presented to the shareholders. Any material changes in accounting principles or accounting for significant new items will be reviewed.

14. Discuss any Company earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance (if any) provided by the Company to analysts and rating agencies (as appropriate). This responsibility may be discharged generally (i.e., the Committee may discuss the types of information to be disclosed and the types of presentation to be made), and does not require that each earnings release or each provision of financial information and earnings guidance (if any) be discussed in advance.

15. Meet separately, periodically, with management and with independent auditors.

16. At all of its meetings make sufficient opportunity available for the independent auditors to meet with the members of the Committee without members of management present. The Committee must regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management, including such matters as:

(a) any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise);

(b) any communications between the independent auditors' audit team and national office (as may be appropriate) respecting auditing or accounting issues presented by the engagement;

(c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company; and.

(d) responsibilities, budget and staffing of the Company's internal audit function.

17. Attempt to resolve all disagreements between the Company's independent auditors and management regarding financial reporting.

18. With respect to the hiring of employees of the Company’s independent auditors, it is the policy of the Company that the hiring of any such employee or former employee of the independent auditors must be approved in advance by the Committee, and that no employee of the independent auditor who, within one year prior to the initiation of the audit, participated in any capacity in the Company’s audit shall be hired in a financial reporting oversight role, as defined in Rule 2-01 of Regulation S-X under the Securities and Exchange Act of 1934.

19. Minutes of all meetings of the Committee shall be submitted to the Board of the Company for ratification. The Committee shall further report regularly to the full Board and will review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and other matters of importance.

20. Meet with the Company legal counsel, as appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company.

21. Issue the report pursuant to Item 306 of Regulation S-K of the SEC that is required to be included in the Company's annual proxy statement addressing the Committee’s review of the Company’s financial statements, certain communications with management and with the independent auditors, the Committee’s recommendation as to whether the financial statements should be included in the Company’s annual report on Form 10-KSB or Form 10-K (as appropriate).

22. Review the Company's policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors or internal auditors (as appropriate). The Committee shall further review and approve in advance any services provided by the Company's independent auditors to the Company's executive officers or members of their immediate family.

23. At least annually, review the Company's program to monitor compliance with the Company's Code of Ethics, and meet periodically with Company’s Compliance Officer to discuss compliance with the Code of Ethics.

24. Maintain procedures, as set forth in Annex A hereto, for the receipt, retention and treatment of complaints received by the Company regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

25. Cause to be made an investigation into any appropriate matter brought to its attention within the scopes of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

26. The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of the meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

27. The Committee shall deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

28. Obtain advice and assistance from outside legal, accounting or other advisors, as appropriate, in the course of fulfilling its duties without the necessity of seeking Board approval, the cost of such advisors to be borne by the Company.

29. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate. In carrying out its responsibilities, the policies and procedures of the Committee should remain flexible in order that it can best react to changing conditions and assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

* * *

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are principally not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee, in either instance absent actual knowledge to the contrary.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable state and federal laws or the listing requirements of any exchange that the Company should be listed which shall continue to set the legal standard for the conduct of the members of the Committee.

* * *

Annex A
Procedures for the Submission of Complaints or Concerns
Regarding Financial Statement Disclosures, Accounting,
Internal Accounting Controls or Auditing Matters

1. Employees may submit any concerns or complaints regarding financial statement disclosures, accounting, internal accounting controls or auditing matters to the chief financial officer, chief administrative officer, president, chairman/chief executive officer or compliance officer (as designated), any of whom must promptly notify the Audit Committee Chair. The Company is committed to the policy that no one will be subject to retaliation because of a good faith report of a concern or complaint regarding financial statement disclosures, accounting, internal accounting controls or auditing matters or any suspected violation of Company policy or the law.

2. Non-employees may communicate concerns and complaints regarding financial statement disclosures, accounting, internal accounting controls or auditing matters to HouseRaising, Inc. (“HRI”)'s Compliance Officer or Chair of the Audit Committee by regular mail at the following address: HouseRaising, Inc., 4801 E. Independence Blvd., Suite 203, Charlotte, NC 28212.

3. The Company shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

4. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the HRI Corporate Secretary or Chairman/CEO, such envelope to be labeled with a legend such as: "To be opened by the Audit Committee only." If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Any such envelopes received by the HRI Corporate Secretary or Chairman/CEO shall be forwarded promptly to the Chair of the Audit Committee. The Company will maintain the confidentiality of such reports to the extent reasonably possible.

5. The Company informs employees of their obligation to report and the procedures by which to report concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters in the Code of Ethics, which is published in the Company’s Annual Report on Form 10-KSB or 10-K, as appropriate, filed with the SEC and is available on the Company's Internet website, and in this Annex to the Charter, which is available on the Company's Internet website.

6. At each of its meetings, including any special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

7. The Audit Committee shall retain any such complaints or concerns for a period of no less than seven (7) years.

8. This Annex A shall appear on the Company's website as part of this Charter.